September 30, 2015, as updated April 5, 2016

SUMMARY PROSPECTUS

SIIT Limited Duration Bond Fund (SLDBX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated September 30, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Preservation of capital and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.25%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.34%

seic.com

SEI / SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Limited Duration Bond Fund — Class A Shares	$35	$109

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period from July 31, 2014 to May 31, 2015, the Fund's annualized portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Limited Duration Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, which may include (i) securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities; (ii) obligations of U.S. and foreign commercial banks such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (iii) corporate obligations; (iv) asset-backed securities; (v) residential and commercial mortgage-backed securities, collateralized debt obligations and mortgage dollar rolls; and (vi) U.S. dollar-denominated instruments of foreign issuers.

The Fund may also invest in futures contracts, forward contracts, to-be-announced mortgage-backed securities, options and swaps. The Fund will primarily use futures contracts and forward contracts for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and yield. The Fund will typically use options and swaps to attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Any of these instruments may also be used to take an active position to attempt to add or reduce the Fund's interest rate sensitivity.

Duration measures how changes in interest rates affect the amount of time it takes an issuer to repay a bond from internal cash flows and indicates the price sensitivity of a fixed income security. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Although the Fund may invest in securities with any maturity or duration, the Fund seeks to maintain an effective duration of three years or less under normal market conditions.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser), allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to preserve capital and generate current income.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. When the Fund

SEI / SUMMARY PROSPECTUS

invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of over-the-counter forwards, options and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

SEI / SUMMARY PROSPECTUS

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Fund's ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Fund to suspend redemptions and liquidate completely.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The Fund commenced operations on July 31, 2014. Because the Fund did not have a full calendar year of performance as of September 30, 2015, performance results have not been provided.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin Garrett	Since 2014	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Logan Circle Partners, L.P.	Scott Palvak, CFA Peter Mahoney	Since 2014 Since 2014	Senior Portfolio Manager Senior Portfolio Manager
Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen, CFA	Since 2016 Since 2016 Since 2016 Since 2016	Group Managing Director, Chief Investment
Officer (Fixed Income), Generalist Portfolio
Manager
President, Generalist Portfolio Manager
Group Managing Director, Generalist Portfolio
Manager
Group Managing Director, Generalist Portfolio
Manager

SEI / SUMMARY PROSPECTUS

Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, such as a bank, the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.